                                                                   Exhibit 3-293
--------------------------------------------------------------------------------

Applicants Account Number___________                        Filed date_______date of FEB 04.19o,
DSCB:BCL-204 (Rev. 8.72)
Filing Fee: $o                     85090316                 A.D. o
AIB -7                    COMMONWEALTH OF PENNSYLIVANIA     Commonwealth of Pennsylivania
                              DEPARTMENT OF STATE           Department of State
Articles of                 CORPORATION BUREAU 855082
Incorporation                                               /s/ [Graphic Signature Omitted]
Domestic Business Corporation
                                                            Secretary of the Commonwealth
--------------------------------------------------------------------------------------------------
     In compliance with the requirements of section 204 of the Business Corporation Law, set of May 5, 1933 (P.L. 364) (15 P.S. o1206) the undersigned, o to be incorporated as a business corporation, hereby certifies (certify) that:

1.   The name of the corporation is:
     Wyncote Healthcare Corp.
--------------------------------------------------------------------------------------------------
2.   The location and post office address of the initial registered office of the corporation in this Commonwealth is:
#120 Valley Forge Towers West,      2000 Valley Forge Circle,      King of Prussia         PA 19406
---------------------------------------------------------------------------------------------------
            (NUMBER)                           (STREET)
                                          Pennsylvania                                           46
---------------------------------------------------------------------------------------------------
               (CITY)                                                                    (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

To engage in and to do any lawful act concerning any or all lawful business for which corporations may be imcorporated under the Pennsylvania Business Corporation Law.

4.   The term for which the corporation is to exist is: Perpetual

5. The aggregate number of shares which the corporation shall have authority to issue is:

1,000 shares of common stock at $1.00 par value.

DSCB:BCL-204 (Rev. 8.72o)

6. The name(s) and post office address(es) of each incorporator(s) and the number and class of shares subscribed by such incorporator is (are):

NAME                              ADDRESS                             NUMBER AND CLASS OF SHARES
Joseph Anton Williamson           #120 Valley Forge Towers West       1 share of common
                                  2000 Valley Forge Circle
                                  King of Prussia, PA. o9406
-------------------------------------------------------------------------------------------------

     IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this o day of January, 1985.

                                               s/s [Graphic Signature Omitted]
--------------------------------(SEAL)     -------------------------------(SEAL)

                                           -------------------------------(SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

     A. For general instructions relating to the incorporation of busines corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name, stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors, etc.

     B. One or more corporations or natural persons of full age may incorporate a business corporation.

     C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 . . . etc.

     D.  The following shall accompany this form:

         (1) Three copies of Form DSCB:BCL-206 (Registry Statement Domestic or Foreign Business Corporation).

         (2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name).

         (3)  Any necessary governmental approvals.

     E. BCL o205 (15 Pa. S. ss.1205) requires that the incorporation shall advertise o intention to file or the coporation shall advertise the filing of articles of incorporation. Proof of publication of o advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          Commonwealth of Pennsylvania

                              Department of State

                             [Graphic Crest Omitted]

                          CERTIFICATE OF INCORPORATION

                  Office of the Secretary of the Commonwealth

              To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                            WYNCOTE HEALTHCARE CORP.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

     Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                     Given under my Hand and the Great Seal of the Commonwealth,
[Graphic Crest Omitted]    at the City of Harrisburg, this 4th
                           day of February in the year of our
                           Lord one thousand nine hundred and eighty-five and of the Commonwealth the two hundred ninth

                           /s/ [Graphic Signature Omitted]
                           -----------------------------------------------------
                                       Secretary of the Commonwealth


                                                                        0855082

HEALTHCARE RESOURCES CORP.
ATTN: JOAN BOTTO WILLIAMSON
2000 VALLEY FORGE CIRCLE
VALLEY FORGE TOWERS WEST
KING OF PRUSSIA, PA 19406

Microfilm Number               Filed with the Department of State on JUN 13 1996

Entity Number 855082                    /s/ [graphic of signature]
                                        ----------------------------------------
                                        Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)


Indicate type of entity (check one):

|X|  Domestic Business Corporation (15 Pa.C.S. ss. 1507)  |_| Foreign Nonprofit Corporation (15 Pa.C.S. ss. 6144)

|_|  Foreign Business Corporation (15 Pa.C.S. ss. 4144)   |_| Domestic Limited Partnership (15 Pa.C.S. ss. 8506)

|_|  Domestic Nonprofit Corporation (15 Pa.C.S. ss. 5507)


  In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: Wyncote Healthcare
   Corp.

--------------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

         1635 Market Street, Philadelphia, PA 19103 Philadelphia County
     (a) -----------------------------------------------------------------------
         Number and Street       City       State         Zip           County

               CT Corporation System
     (b)  c/o: -----------------------------------------------------------------
               Name of Commercial Registered Office Provider            County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          148 W. State Street, Kennett Square, PA 19348 Chester County
          ----------------------------------------------------------------------
          Number and Street           City        State      Zip          County

     (b) The registered office of the corporation or limited partnership shall be provided by:


          c/o: -----------------------------------------------------------------
               Name of Commercial Registered Office Provider             County

          For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA.-429-10/1/92)

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 10th day of June, 1996.

                                Wyncote Healthcare Corp.
                                ------------------------------------------------
                                Name of Corporation/Limited Partnership


                                /s/ Ira C. Gubernick, Esquire
                            BY: ------------------------------------------------
                                              (Signature)


                                          Corporate Secretary
                            TITLE: ---------------------------------------------

(PA.-429)